Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 24, 2006

                                   ROCKBAY CAPITAL MANAGEMENT, LP
                                   By: RCM Advisors, LLC, its general partner

                                    By: /s/ Atul Khanna
                                       -----------------------------------------
                                       Atul Khanna, Chief Executive Officer


                                   RCM ADVISORS, LLC

                                   By: /s/ Atul Khanna
                                       -----------------------------------------
                                       Atul Khanna, Chief Executive Officer


                                   ROCKBAY CAPITAL OFFSHORE FUND, LTD.

                                   By: /s/ Atul Khanna
                                       -----------------------------------------
                                       Atul Khanna, Chief Executive Officer


                                   ROCKBAY CAPITAL ADVISORS, INC.

                                   By: /s/ Atul Khanna
                                       -----------------------------------------
                                       Atul Khanna, Chief Executive Officer


                                   /s/ Atul Khanna
                                   ---------------------------------------------
                                   Atul Khanna


                                   /s/ Jonathan Baron
                                   ---------------------------------------------
                                   Jonathan Baron